UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2021

Sunstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54830	46-1856372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Vista Creek Circle, Sacramento, CA 95835

(Address of Principal Executive Offices) (Zip Code)

(916) 860-9622

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws

At 10 pm, Eastern time, on July 21, 2021, a one for one thousand reverse stock split of the Common Stock of Sunstock, Inc. (the “Company”) became effective. At that time, each one thousand (1,000) shares of the Company’s Common Stock outstanding automatically converted into one (1) share of Common Stock. Fractional shares which would otherwise have resulted from the reverse stock split will be rounded up to the next whole share. The Company’s Common Stock (SSOK) will commence trading on the OTC Markets, Pink Market, on a post-split basis upon the opening of trading on July 21, 2021.

In connection with the reverse stock split, the Company obtained a new CUSIP number for its Common Stock. The new CUSIP number for the Company’s Common Stock is 867891202.

In accordance with Delaware law, the reverse stock split was effected through a Certificate of Amendment to the Company’s Articles of Incorporation (“Amendment”), filed by the Company with the Delaware Secretary of State, effective July 21, 2021. Shareholders should note that, after the reverse split, the number of our authorized shares remains unchanged, while the number of issued and outstanding shares of our Company have been reduced by the factor of the reverse, i.e. one for one thousand shares. The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company’s transfer agent, VStock Transfer, LLC (“VStock”), is serving as the exchange agent for the reverse stock split. New Common Stock certificates will not be issued at the Reverse Stock Split Effective Date. Shareholders with pre-split shares held in book-entry form or through a bank, broker, custodian or other nominee are not required to take any action and will see the effect of the reverse stock split reflected in their accounts. Beneficial holders should contact their bank, broker, custodian or other nominee with any questions regarding their procedures in connection with the reverse stock split.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
3.1	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSTOCK, INC.

By:	/s/ Jason C. Chang
Jason C. Chang
Title:	Chief Executive Officer

Date: July 22, 2021

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